Borrowings	12 Months Ended
May 31, 2019
Debt Disclosure [Abstract]
Borrowings

NOTE G — BORROWINGS

A description of long-term debt follows:

May 31,	2019	2018
(In thousands)
Revolving credit facility with a syndicate of banks, through October 31, 2023(1)	$336,442	$235,774
Accounts receivable securitization program with two banks, through May 8, 2020 (2)	99,887	-
Unsecured 6.125% senior notes due October 15, 2019(3)	450,454	451,658
Unsecured $205,000 face value at maturity 2.25% senior convertible notes due December 15, 2020	-	196,865
Unsecured 3.45% senior notes due November 15, 2022	299,257	295,596
Unsecured 3.75% notes due March 15, 2027 (4)	396,586	396,110
Unsecured 4.55% senior notes due March 1, 2029(5)	346,006	-
Unsecured 5.25% notes due June 1, 2045(6)	298,589	298,514
Unsecured 4.25% notes due January 15, 2048 (7)	296,467	296,344
Other obligations, including capital leases and unsecured notes payable at various rates of interest due in installments through 2021	2,220	3,283
	2,525,908	2,174,144
Less: current portion	552,446	3,501
Total Long-Term Debt, Less Current Maturities	$1,973,462	$2,170,643

(1)

Interest at May 31, 2019 was tied to LIBOR and averaged 3.6805% for USD denominated debt ($14,268), 2.69% for AUD denominated debt ($34,558), 3.23% on CAD denominated debt ($131,738) and 1.25% on EUR denominated debt ($159,745).  Interest was tied to AUD at May 31, 2018, and averaged 2.925% for AUD denominated debt ($23,309) and 0.675% on EUR denominated debt ($213,708). At May 31, 2019 and 2018, the revolving credit facility is adjusted for debt issuance costs, net of amortization, for approximately $3.9 million and $1.2 million, respectively.

(2)	At May 31, 2019, the accounts receivable securitization program is adjusted for debt issuance cost, net of amortization, for approximately $0.1 million.
(3)

Includes the combination of the October 2009 initial issuance of $300.0 million aggregate principal amount and the May 2011 issuance of an additional $150.0 million aggregate principal amount of these notes.  The effective interest rate on the notes issued in October 2009, including the amortization of the discount, is 6.139%.  The additional $150.0 million aggregate principal amount of the notes due 2019 issued in May 2011 is adjusted for the unamortized premium received at issuance, which approximated $0.7 million and $2.3 million at May 31, 2019 and 2018, respectively.  The premium effectively increased the proceeds from the financing.  The effective interest rate on the $150.0 million notes issued in May 2011 is 4.934%. At May 31, 2019 and 2018, the notes are adjusted for debt issuance costs, net of amortization, for approximately $0.2 million and $0.6 million, respectively.

(4)

The $400.0 million face amount of the notes due 2027 is adjusted for the amortization of the original issue discount, which approximated $0.4 million and $0.5 million at May 31, 2019 and 2018, respectively.  The original issue discount effectively reduced the ultimate proceeds from the financing.  The effective interest rate on the notes, including the amortization of the discount, is 3.767%.  At May 31, 2019 and 2018, the notes are adjusted for debt issuance costs, net of amortization, for approximately $3.0 million and $3.4 million, respectively.

(5)

The $350.0 million aggregate principal amount of the notes due 2029 is adjusted for the amortization of the original issue discount, which approximated $0.5 million at May 31, 2019. The original issue discount effectively reduced the ultimate proceeds from the financing. The effective interest rate on the notes, including the amortization of the discount, was 4.568%. At May 31, 2019, the notes were adjusted for debt issuance costs, net of amortization, for approximately $3.5 million.

(6)

The $250.0 million face amount of the notes due 2045 is adjusted for the amortization of the original issue discount, which approximated $1.4 million at May 31, 2019 and 2018. The original issue discount effectively reduced the ultimate proceeds from the financing. The effective interest rate on the notes, including the amortization of the discount, is 5.29%. In March 2017, as a further issuance of the 5.25% notes due 2045, we closed an offering of $50.0 million aggregate principal, which is adjusted for the unamortized premium received at issuance, which approximated $3.0 million at May 31, 2019 and 2018.  The premium effectively increased the proceeds from the financing.  The effective interest rate on the $50.0 million notes issued March 2017 is 4.839%.  At May 31, 2019 and 2018, the notes are adjusted for debt issuance costs, net of amortization, for approximately $3.0 million and $3.1 million, respectively.

(7)

The $300.0 million face amount of the notes due 2048 is adjusted for the debt issuance cost, net of amortization, which approximated $3.5 million and $3.6 million at May 31, 2019 and 2018, respectively. The effective interest rate on the notes is 4.25%.

The aggregate maturities of long-term debt for the five years subsequent to May 31, 2019 are as follows: 2020 — $552.4 million; 2021 — $0.1 million; 2022 — $0.1 million; 2023 — $299.3 million; 2024 — $336.4 million and thereafter $1,337.6 million.  Additionally, at May 31, 2019, we had unused lines of credit totaling $1,059.1 million.

Our available liquidity, including our cash and cash equivalents and amounts available under our committed credit facilities, stood at $1.28 billion at May 31, 2019. Our debt-to-capital ratio was 64.2% at May 31, 2019, compared with 57.1% at May 31, 2018.

4.550% Notes due 2029

On February 27, 2019, we closed an offering for $350.0 million aggregate principal amount of 4.550% Notes due 2029 (the “2029 Notes”).  The proceeds from the 2029 Notes were used to repay a portion of the outstanding borrowings under our revolving credit facility and for general corporate purposes.  Interest on the 2029 Notes accrues from February 27, 2019 and is payable semiannually in arrears on March 1st and September 1st of each year, beginning September 1, 2019, at a rate of 4.550% per year. The 2029 Notes mature on March 1, 2029.  The indenture governing this indebtedness includes cross-acceleration provisions. Under certain circumstances, where an event of default under our other instruments results in acceleration of the indebtedness under such instruments, holders of the indebtedness under the indenture are entitled to declare amounts outstanding immediately due and payable.

4.250% Notes due 2048

On December 20, 2017, we closed an offering for $300.0 million aggregate principal amount of 4.250% Notes due 2048 (the “2048 Notes”).  The proceeds from the 2048 Notes were used to repay $250.0 million in principal amount of unsecured 6.50% senior notes due February 15, 2018, and for general corporate purposes.  Interest on the 2048 Notes accrues from December 20, 2017 and is payable semiannually in arrears on January 15th and July 15th of each year, beginning July 15, 2018, at a rate of 4.250% per year. The 2048 Notes mature on January 15, 2048.  The indenture governing this indebtedness includes cross-acceleration provisions. Under certain circumstances, where an event of default under our other instruments results in acceleration of the indebtedness under such instruments, holders of the indebtedness under the indenture are entitled to declare amounts outstanding immediately due and payable.

5.250% Notes due 2045 and 3.750% Notes due 2027

On March 2, 2017, we issued $50.0 million aggregate principal amount of 5.250% Notes due 2045 (the “2045 Notes”) and $400.0 million aggregate principal amount of 3.750% Notes due 2027 (the “2027 Notes”).  The 2045 Notes are a further issuance of the $250 million aggregate principal amount of 5.250% Notes due 2045 initially issued by us on May 29, 2015.  Interest on the 2045 Notes is payable semiannually in arrears on June 1st and December 1st of each year at a rate of 5.250% per year. The 2045 Notes mature on June 1, 2045.  Interest on the 2027 Notes is payable semiannually in arrears on March 15th and September 15th of each year, at a rate of 3.750% per year. The 2027 Notes mature on March 15, 2027.  The indenture governing this indebtedness includes cross-acceleration provisions. Under certain circumstances, where an event of default under our other instruments results in acceleration of the indebtedness under such instruments, holders of the indebtedness under the indenture are entitled to declare amounts outstanding immediately due and payable.

Revolving Credit Agreement

During the quarter ended November 30, 2018, we replaced our previous $800.0 million revolving credit agreement, which was set to expire on December 5, 2019, with a $1.3 billion unsecured syndicated revolving credit facility (the “Revolving Credit Facility”), which expires on October 31, 2023.  The Revolving Credit Facility includes sublimits for the issuance of swingline loans, which are comparatively short-term loans used for working capital purposes and letters of credit.  The aggregate maximum principal amount of the commitments under the Revolving Credit Facility may be expanded upon our request, subject to certain conditions, up to $1.5 billion.  The Revolving Credit Facility is available to refinance existing indebtedness, to finance working capital and capital expenditures, and for general corporate purposes.  Accordingly, during October 2019, we intend to utilize available funds from our Revolving Credit Facility to repay our unsecured 6.125% senior notes, which mature on October 15, 2019.  At May 31, 2019, the outstanding balance on our 6.125% senior notes, including all amortizable cost, approximated $450.5 million, which is included in the current portion of long-term debt on our consolidated balance sheets.

The Revolving Credit Facility requires us to comply with various customary affirmative and negative covenants, including a leverage covenant and interest coverage ratio, which are calculated in accordance with the terms as defined by the credit agreement.  Under the terms of the leverage covenant, we may not permit our leverage ratio for total indebtedness to consolidated EBITDA for the four most recent fiscal quarters to exceed 3.75 to 1.0.  During certain periods and per the terms of the Revolving Credit Facility, this ratio may be increased to 4.25 to 1.0 in the event of an acquisition for which the aggregate consideration is $100.0 million or greater.  The minimum required consolidated interest coverage ratio for EBITDA to interest expense is 3.50 to 1.  The interest coverage ratio is calculated at the end of each fiscal quarter for the four fiscal quarters then ended using an EBITDA as defined in the Revolving Credit Facility.

As of May 31, 2019, we were in compliance with all financial covenants contained in our Revolving Credit Facility, including the leverage and interest coverage ratio covenants. At that date, our leverage ratio was 3.15 to 1, while our interest coverage ratio was 7.46 to 1. Our available liquidity under our Revolving Credit Facility stood at $959.1 million at May 31, 2019.

Our access to funds under our Revolving Credit Facility is dependent on the ability of the financial institutions that are parties to the Revolving Credit Facility to meet their funding commitments. Those financial institutions may not be able to meet their funding commitments if they experience shortages of capital and liquidity or if they experience excessive volumes of borrowing requests within a short period of time. Moreover, the obligations of the financial institutions under our Revolving Credit Facility are several and not joint and, as a result, a funding default by one or more institutions does not need to be made up by the others.

Accounts Receivable Securitization Program

On May 9, 2014, we entered into a $200.0 million accounts receivable securitization facility (the “AR Program”). The AR Program, which expires on May 8, 2020, was entered into pursuant to (1) a second amended and restated receivables sales agreement, dated as of May 9, 2014, and subsequently amended on August 29, 2014; November 3, 2015; December 31, 2016; and March 31, 2017 (the “Sale Agreement”), among certain of our subsidiaries (the “Originators”), and RPM Funding Corporation, a special purpose entity (the “SPE”) whose voting interests are wholly owned by us, and (2) an amended and restated receivables purchase agreement, dated as of May 9, 2014 and subsequently amended on February 25, 2015 and May 2, 2017 (the “Purchase Agreement”), among the SPE, certain purchasers from time to time party thereto (the “Purchasers”), and PNC Bank, National Association as administrative agent.

Under the Sale Agreement, the Originators may, during the term thereof, sell specified accounts receivable to the SPE, which may in turn, pursuant to the Purchase Agreement, transfer an undivided interest in such accounts receivable to the Purchasers.  Once transferred to the SPE, such receivables are owned in their entirety by the SPE and are not available to satisfy claims of our creditors or creditors of the originating subsidiaries until the obligations owing to the participating banks have been paid in full.  We indirectly hold a 100% economic interest in the SPE and will, along with our subsidiaries, receive the economic benefit of the AR Program.  The transactions contemplated by the AR Program do not constitute a form of off-balance sheet financing and will be fully reflected in our financial statements.

The maximum availability under the AR Program is $200.0 million. Availability is further subject to changes in the credit ratings of our customers, customer concentration levels or certain characteristics of the accounts receivable being transferred and, therefore, at certain times, we may not be able to fully access the $200.0 million of funding available under the AR Program.  As of May 31, 2019, there was $100.0 million outstanding balance under the AR Program, which compares with the maximum availability on that date of $200.0 million.

The interest rate under the Purchase Agreement is based on the Alternate Base Rate, LIBOR Market Index Rate, one-month LIBOR or LIBOR for a specified tranche period, as selected by us, plus in each case, a margin of 0.8%. In addition, as set forth in an Amended and Restated Fee Letter, dated May 2, 2017 (the “Fee Letter”), the SPE is obligated to pay a monthly unused commitment fee to the Purchasers based on the daily amount of unused commitments under the Agreement, which ranges from 0.30% to 0.50% based on usage.  The AR Program contains various customary affirmative and negative covenants and also contains customary default and termination provisions.

Our failure to comply with the covenants described above and other covenants contained in the Revolving Credit Facility could result in an event of default under that agreement, entitling the lenders to, among other things, declare the entire amount outstanding under the Revolving Credit Facility to be due and payable. The instruments governing our other outstanding indebtedness generally include cross-default provisions that provide that, under certain circumstances, an event of default that results in acceleration of our indebtedness under the Revolving Credit Facility will entitle the holders of such other indebtedness to declare amounts outstanding immediately due and payable.

2.25% Convertible Senior Notes due 2020

On December 9, 2013, we issued $205 million of 2.25% Convertible Senior Notes due 2020 (the “Convertible Notes”).  We paid interest on the Convertible Notes semi-annually on June 15th and December 15th of each year.

We completed the redemption of all $205.0 million aggregate principal amount of our outstanding Convertible Notes on November 27, 2018 (the “Redemption Date”).  The redemption price for the Convertible Notes was equal to 100% of the principal amount of the Convertible Notes to be redeemed, plus accrued and unpaid interest until, but excluding, the Redemption Date.  As a result of the issuance of the notice of redemption, the Convertible Notes became convertible at any time prior to the close of business on November 26, 2018.  The conversion rate was 19.221062 shares of RPM common stock per $1,000 original principal amount of the Convertible Notes, which is equivalent to a conversion price of approximately $52.12 per share (subject to adjustment in accordance with the terms of the Indenture).  In accordance with the provisions of the indenture for the Convertible Notes, we elected to settle the Convertible Notes surrendered for conversion through a combination settlement of cash and shares of RPM common stock. In settlement of those conversions, we paid an aggregate of approximately $204.6 million in cash, including cash in lieu of fractional shares, and issued 598,601 shares of RPM common stock in the aggregate.